BANK DEBT	12 Months Ended
Dec. 31, 2022
Disclosure Of Detailed Information About Bank Debt [Abstract]
BANK DEBT [Text Block]

7. BANK DEBT

(Cdn$ thousands)	December 31, 2022	December 31, 2021
Syndicated facility	164,800	106,300
Operating facility	15,000	-
Total bank debt outstanding	179,800	106,300

The Company's bank debt is held in a credit facility with a syndicate of lenders.  On June 9, 2022, the Company amended its existing Credit Facilities pursuant to the 2022 Credit Agreement.  Under the amended agreement, the maximum aggregate principal amount of the Credit Facilities was increased to $300.0 million, consisting of a $280.0 million revolving syndicated facility and a $20.0 million operating facility.

On December 15, 2022, the Company further amended its existing credit facility, increasing the aggregate principal borrowing base to $350.0 million, consisting of a $330.0 million revolving syndicated facility and a $20.0 million operating facility. The amended credit facility agreement has a term date of May 31, 2023 and a maturity date of May 31, 2024, with an option to extend for an additional 364 days at the lenders' discretion. The total outstanding balance is due on the maturity date.

Under the amended credit facility, determination of the borrowing base is made by the lenders at their sole discretion, and is subject to re-determinations semi-annually as of May 31st and November 30th of the respective year.

As at December 31, 2022, Hammerhead was compliant with all covenants and cross default clauses stated in the amended credit facility agreement. Covenants include reporting requirements and limitations on excess cash, indebtedness, equity issuances, acquisitions, dispositions, hedging, encumbrances, asset retirement obligations, as well as other standard business operating covenants. The Company is not subject to financial covenants. The lenders have first lien on all of the Company and its subsidiary's assets.

Amounts borrowed in Canadian dollars under the amended credit facility bear interest based on the referenced Canadian prime lending rate or the bankers' acceptance rate in effect, at the Company's option, plus an applicable margin or fee, respectively. The applicable rate is determined by the ratio of first lien indebtedness to earnings before interest, taxes, depreciation, depletion and amortization. The amended credit facility also includes standby fees on balances not drawn.

The following ranges are the applicable prime margin, bankers' acceptance and standby fees:

	Margin on Canadian Prime Rate	Bankers' Acceptance Fee	Standby Fee
Credit facility	1.75% - 5.25%	2.75% - 6.25%	0.69% - 1.56%

Letters of Credit

The Company has guaranteed letters of credit in both Canadian and US dollars. On November 31, 2020, the CAD denominated letters of credit were transferred to Export Development Canada ("EDC"), and on August 17, 2021 the USD Denominated letters of credit were also transferred to EDC. As at December 31, 2022 and December 31, 2021, the Company's Canadian dollar denominated letters of credit were guaranteed through Export Development Canada ("EDC") and totaled $13.8 million and the Company's US dollar denominated letters of credit totaled US$0.7 million (Cdn$0.9 million).